UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 28, 2014

MOVADO GROUP, INC.
(Exact name of registrant as specified in its charter)
NEW YORK
(State or other jurisdiction of incorporation)
1-16497	13-2595932
(Commission File Number)	(I.R.S. Employer Identification No.)
650 FROM ROAD, SUITE 375 PARAMUS, NEW JERSEY	07652-3556
(Address of principal executive offices)	(Zip Code)

(201) 267-8000
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
This amendment to the registrant’s current report on Form 8-K, filed on April 3, 2014 (the “Original Report”), is being filed to supplement the information provided in Item 1.01 of the Original Report by filing as an exhibit the Amended and Restated License Agreement, dated March 28, 2014 with an effective date as of January 1, 2015 (the “Amended License Agreement”), between MGI Luxury Group, S.A., a wholly owned Swiss subsidiary of Movado Group, Inc., Lacoste S.A., Sporloisirs S.A. and Lacoste Alligator S.A.

INFORMATION CONTAINED IN THIS FORM 8-K REPORT
Attached as Exhibit 10.1 is a copy of the Amended License Agreement.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Name
10.1
Amended and Restated License Agreement between MGI Luxury Group, S.A., a wholly owned Swiss subsidiary of Movado Group, Inc., Lacoste S.A., Sporloisirs S.A. and Lacoste Alligator S.A., dated March 28, 2014 with an effective date as of January 1, 2015.*

*	Confidential portions of Exhibit 10.1 have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 30, 2014

MOVADO GROUP, INC.

By:	/s/ Timothy F. Michno
Name:	Timothy F. Michno
Title:	General Counsel

Exhibit No.	Name
10.1
Amended and Restated License Agreement between MGI Luxury Group, S.A., a wholly owned Swiss subsidiary of Movado Group, Inc., Lacoste S.A., Sporloisirs S.A. and Lacoste Alligator S.A., dated March 28, 2014 with an effective date as of January 1, 2015.*

*	Confidential portions of Exhibit 10.1 have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.